Exhibit 99.1

OPPORTUNITY January 2013 Andrea K. Tarbox Vice President and CFO

FORWARD LOOKING STATEMENTS The information made Forward-Looking Statements in this presentation and statements during this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations events and regarding future operating performance. These forward looking statements involve a number of risks and Risk Factors forward-uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation to revise or update such statements to reflect the occurrence of events after the date of this presentation. This presentation refers to non-U.S. GAAP financial information. A Non-GAAP Financial Measures reconciliation of those numbers to U.S. financial measures is available on the company’s website at KapStonePaper.com under Investors. 2

KapStone Snapshot 2011 2012 A ($’s in Millions) (annualized*) Revenue $ $1,217 leading North American producer 906 Adjusted EBITDA $165 $ 183 of unbleached kraft paper and Free Cash Flow $ 94 $ 98 per corrugated products Free Cash Flow Diluted Share $1.98 $1.88 Adjusted Diluted EPS $1.41 $1.45 Employees 2,700 *Based on analysts’ consensus for 2012 3

KapStone Provides Compelling Opportunity Rapid Investment Growth co-$95 llion To co invest with two successful, veteran entrepreneurs in the $1.1 Billion M Dividend $1 Billion Growth $1.2 Billion $222 paper and packaging segment Market Cap 2005 Shareholder Funds Invested Jan. 2013 Million . Roger Stone and Matt Kaplan KapStone formed in . Shareholder funds invested . 2005 $120 . Largest shareholders - million from IPO . 2007/2009 - $102 million from warrant exercises . Collectively, family owns/controls 14% . $95 million Dec. 2012 special dividend of shares 4

Opportunity in Rapidly Improving Sector . Significant industry consolidation . Inventories are low . Supply and demand are in balance . Anticipate increased demand as worldwide economies improve Strong Fundamentals . Minimal growth in supply expected over next several years . High industry industry-wide operating rates 5

KapStone’s Guiding Principles & Results Continue to grow our Comparison of Cumulative Total Return Assumes Initial Investment of $100 $22.19 31 business profitably by opportunistically investing in brown paper and packaging assets 350.00 400.00 Closing Price of $22.19, December 31, 2012 Maximize capital returns 300.00 350.00 . Optimizing operations of acquired 200.00 250.00 companies . Focusing on cash generation 100.00 150.00 Results 0.00 50.00 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 KapStone Paper and Packaging Corporation S&P 500 Index - Total Returns S&P 500 Paper Packaging Index 6

Rapidly Generating Cash Source & Use of Funds Since Inception (Inception – September 30, 2012) Generated $697 million of cash from operations since inception $697 $585 U including $186 million received from AFTC . $1,002 S E Enough cash to essentially pay off first 2 acquisitions $890 in Millions Net debt balance at $ USE September 30, 2012 was $270 million . Debt/EBITDA $120 $102 $186 $36 U S leverage is 1.68 E 7

BUILDING OF KAPSTONE 8 $1,217 CAGR 40% Annual Net Sales and Adjusted EBITDA $783 $906 Net Sales Adj. EBITDA CAGR 30% $224 $492 $626 Millions $50 $78 $27 $95 $165 $183 2007 2008 2009 2010 2011 2012* $s in US *Based on analysts’ consensus for 2012 IP’s Kraft paper •Purchase Price $204 MM •3.3 Xs TTM Adj. EBITDA MWV’s kraft paper business •Purchase Price $466 MM •5.8 Xs TTM Adj. EBITDA Corrugated Inc. •Purchase Price $332 MM •6.4 Xs Adj. TTM EBITDA January 1, 2007 July 1, 2008 October 31, 2011 8

KapStone Today





Three paper mills –
- Charleston, SC
  - Virgin fiber based, excellent wood basket
  - 850,000 ton capacity
  - Linerboard, saturating, and Kraftpak
- Roanoke Rapids, NC
  - Virgin fiber based, excellent wood basket
  - 425,000 ton capacity
  - Kraft paper and linerboard
- Cowpens, SC
  - Recycled fiber
  - 240,000 ton capacity
  - Medium and linerboard

14 converting plants located mostly in eastern/mid western U.S.
- 9 bsf of capacity
- Boxes and sheets

9

Well Positioned to Meet Our Customers’ Needs 10

PRODUCTS . Kraft Containerboard – Approximately 900,000 tons per year . Corrugated boxes . Wide range of grades and basis weights . High performance light weight linerboard grades . Papers – Kraft Approximately 275,000 tons per year . Approximately 19% of market share . Multiwall -Packaging for flour, sugar, pet food, cat litter, cement . Bag & Sack-Bags and sacks for retail, lawn & leaf, fast food carryout, and grocery 11

PRODUCTS DuraSorb. (Saturating Kraft) – Approximately 270,000 tons per year . Used in various high laminates furniture 1 pressure including furniture, shelving, countertops, and flooring . Market leader 2 Kraftpak – Approximately 100,000 tons per year . A virgin fiber, unbleached, uncoated folding carton board Corrugated Packaging - Approximately 6 billion square feet per year Corrugated boxes Sheets 12

Additional Financial View – Quarterly Results 1 $310 Net Sales Adj. EBITDA 3 $207 $216 Millions Acquisitions $39 $42 $49 $s in Acquisitions, higher prices, and improved operations have driven Q3 2010 Q3 2011 Q3 2012 substantial sales, EBITDA, and cash flow growth $91 $104 $117 Operating Cash Flows Q3 2010 Q3 2011 Q3 2012 13

Adjusted Free Cash Flows* Adjusted free cash flow would be $98 Strong Free Cash Flows million for the 2012 full year, or $2.05 per diluted share Capex for 2012 estimated to be $64 $94 $98 million . Annual maintenance Capex is expected to be approximately $25 - $30 $62 n Millions million Remainder for strategic or cost reduction projects with fast $40 $24 $21 $s in paybacks Book tax rate expected to be 36% for 2007 2008 2009 2010 2011 2012** 2012 Have not been a cash taxpayer Expect 2012 cash tax rate of 10% *Calculated by adjusting cash flow from operations for capital expenditures and AFTC as the CB and USC NOL credits are utilized **Annualized based on September 30, 2012 YTD results plus analysts’ Q4 2012 consensus 14

KAPSTONE MAINTAINS STRONG BALANCE SHEET Net Debt/EBITDA as of December 31 153.64 1.79 1.95 ons (0.07) 0.83 0.50 2007 2008 2009 2010 2011 2012* Millio *Based analysts’ estimates for 2012 Acquired IP’s Kraft paper business Jan. 2007 – borrowed $60 million Acquired US Corrugated Inc. Oct. 2011 – borrowed $375 million Acquired MWV’s kraft paper business 2008 borrowed $455 Special Dividend $2 per Share – borrowed $63 July – million January 1 2007 2008 October 31 2011 Dec. 2012 million December 20 15 July 1, 20, 2012

Strong Balance Sheet & Ample Liquidity . Current interest rate on debt - 1.71% . At KapStone had $36 million of and September 30, 2012, cash $143 million of revolver borrowing capacity . Credit facility includes accordion provision which could provide for future borrowings up to $450 million . On December 20, used $95 million for $2 per share special dividend . Minimal pension liabilities . KapStone acquired minimal liabilities with acquisitions 16

KAPSTONE HAS NUMEROUS OPPORTUNITIES . Compelling industry fundamentals KS . well-positioned in highly desirable containerboard market . Pricing 7 FOR VALUE . In August, KapStone raised prices on its containerboard by $50 per ton after over two years of price stability . Converting ops raised prices 8 to 10% . Kraft paper price increase of $50 per ton announced in CREATION & p p p p January 2013 . Completion of integration of USC to realize additional operating synergies EARNINGS GROWTH . Grow revenue and profits by increasing utilization of converting facilities . Current asset base provides good growth opportunities . Modest leverage ratio with opportunity to quickly de-lever due to strong flo free cash flow . Ability to grow in the future due to strong balance sheet 17

KapStone Optimizes Its Opportunities Recognitions Ranked 5 by Fortune 2010 annual in list of 100 Fastest Growing Companies on: . Growth in revenue, EPS and total over past 3 Highly experienced management team who is personally invested stock market return years . Ranked 1st for industrial in company creates, identifies and proficiently companies executes opportunities Ranked 10th by Forbes in 2011 annual list of 100 best small companies in America 18

Appendix

Facilities Roanoke Rapids Mill The Roanoke Rapids Mill is an integrated pulp and paper mill, consisting of two paper machines . Broad range of basis weights, manufacturing flexibility . Leading edge technology No. 3 Kraft paper 1998 205,000 Containerboard Kraft paper 2004 Paper Machine Available Product Most Recent Upgrade Capacity (tons) No. 4 / Specialty 1999 120,000 Containerboard 100,000 Total Tons 425,000 Prime Location . On I-95 corridor in North Carolina, excellent geographic location . In low cost S.E. fiber region Annual maintenance CAPEX estimated to be approximately $5 - $6 million 20

Facilities Charleston Mill The Charleston Mill operates three paper machines, all have been upgraded within the past 8 years Paper Machine Available Product Most Recent Upgrade Capacity (tons) No. 1 Saturating Kraft 2004 275,000 1 or or Kraftpak® 316,000 1 or or Containerboard 324,000 1 or No. Saturating 2007 248,000 2 Kraft No. 3 Containerboard 2008 310,000 Total Tons 833,000-882,000 The assets also include: .A 100 megawatt power-generating facility (“Cogen”) located on-site .A lumber mill in Summerville, SC .Five chip mills Prime Location .On Charleston Harbor with easy access to export shipments .In low cost S.E. fiber region Annual maintenance CAPEX estimated to be approximately $15 to $17 million 21

Facilities Cowpens Mill The Cowpens Mill operates one paper machine Available Product Year Built Capacity (tons) Containerboard and medium 1992 240,000 The mill uses approximately 260,000 tons of recycled fiber (OCC) Operates with a unique closed loop water system which reduces water usage and mitigates potential pollution problems 22

Facilities . Corrugated Box Plants (6) . Five 98” Corrugators and one 110” Corrugator . Extensive Converting Capabilities . In-house Structural and Graphic Design . High-Graphic 6+ Color Direct Print and Preprint Capabilities . Value-Analysis Programs . Warehousing Programs . Superior Customer Service 23

Facilities . Sheet Plants (6) . Multiple 2 and 4- Color Inline Die Cutters . Specialty Gluers and Machinery (Flexo Folders, Printer Slotters, Label Laminators, Tapers, Slitters) . In-house Design with CAD tables . Warehousing Programs . Value Analysis Programs . Quick Turnaround 24

Facilities . Sheet feeder plants (2) 87” and 98" Corrugators with A, B, C, E, BC, and EC flutes. . In-house transportation and logistics operations Color and Specialty Coating . Servicing Texas, Oklahoma, Arkansas, Kansas, Louisiana, Georgia, Florida, Tennessee, Alabama and South Carolina 25

Summary of Key Assumptions for 2012 . Full year of USC results . Only two months included in 2011 . Integration progressing well . $16 million of synergy benefits previously identified to be recognized over first 18 months o Timing is on target, if not slightly ahead . $50 per ton domestic containerboard price increase expected to be realized in Q4 2012 . Input costs . Expect overall flat to slight upward cost pressure Primarily driven by stable wood prices offset with slightly lower OCC, partially offset by higher energy and caustic soda 26

Summary of Key Assumptions for 2012 . Planned outages and major maintenance Roanoke Rapids Q4 . Mill – 2012 • Approximately $1 million higher than 2011 Charleston Mill – comparable to 2011. Cowpens – Q4 2012: Comparable to 2011 • Expected maintenance cost: $1.2 million • Expected lost production and potential sale tons: 2,700 tons . CAPEX - Approximately $64 million . Includes $10 million for USC including the ERP replacement system . FX . Negative compared to 2011 . Avg. rate for 2011 was 1.39 . YTD September 2012 average rate was 1.28 (1.30 at November 1, 2012) 27